                           BNY HAMILTON FUNDS, INC.

                        Supplement dated April 3, 2006
                                      to
                       BNY Hamilton CRT Funds Prospectus
                             dated April 29, 2005

   On February 15, 2006, the Board of Directors (the "Board") of BNY Hamilton Funds, Inc. (the "Company") approved a plan to liquidate and terminate the BNY Hamilton International Equity CRT Fund, the BNY Hamilton Large Cap Growth CRT Fund and the BNY Hamilton Small Cap Growth CRT Fund (the "Funds," each a "Fund"), upon recommendation by The Bank of New York ("BNY"), the investment advisor to the Company. Due to the Funds' inability to attract a sufficient number of investors and maintain sufficient assets to operate efficiently, BNY informed the Board that the Fund could not continue to conduct its business and operations in an economically efficient manner. As such, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Fund.

   In anticipation of the liquidation, on or about April 10, 2006, the Company will no longer accept purchases or exchanges into the Funds. On or about May 19, 2006 (the "Liquidation Date"), each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Once the distribution is complete, each Fund's existence will terminate.

   Please note that you may redeem your shares of the Funds at any time prior to the Liquidation Date.